UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-23805

Carlyle AlpInvest Private Markets Fund
(Exact Name of Registrant as Specified In Its Charter)

One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Cameron Fairall
AlpInvest Private Equity Investment Management, LLC
One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Name and address of agent for service)
Copy to:
Michael G. Doherty
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Gregory C. Davis
Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111

Registrant’s telephone number, including area code: (646) 735-4293
Date of fiscal year end: March 31
Date of reporting period: March 31, 2025

Explanatory Note:
The Registrant is filing this amendment to its Form N-CSR for the year ended March 31, 2025 originally filed with the U.S. Securities and Exchange Commission on June 2, 2025. The purpose of this amendment is to update Item 4 to include information for fiscal year ended March 31, 2024, and to clarify that certain information required by Items
2 through 19 of Form N-CSR is not applicable to the Fund. For the convenience of the reader, the Fund is refiling its entire report on Form N-CSR for the year ended March 31, 2025 by means of this amended Form N-CSR.

Item 1.	Reports to Shareholders.

CARLYLE

CAPM

Carlyle AlpInvest Private Market Fund

Annual Report | March 31, 2025

CARLYLE ALPINVEST PRIVATE MARKETS FUND
SHAREHOLDER LETTER
Overview
The Carlyle AlpInvest Private Markets Fund (“CAPM” or the “Fund”) seeks to provide immediate and streamlined access to the global private equity buyout market by strategically allocating to secondary, co-investment, and primary fund opportunities. CAPM seeks long-term capital appreciation and leverages the $89 billion Carlyle
AlpInvest platform to provide access to private equity markets.  The Fund is expected to generally invest alongside the firm’s institutional commingled funds.
Performance of the Fund
CAPM has generated a total return of 42.35% since its inception in January 2023, including 17.51% for calendar year 2023, 16.37% for calendar 2024 and 4.10% for the first quarter of 2025. The Fund’s performance since inception has been driven by appreciation across each of its underlying investment strategies, including capturing discount in certain secondary LP portfolio transactions and operational value creation in GP centered secondaries, direct equity co-investments and the primary fund portfolio.
Investment Environment and Portfolio Development
CAPM’s investment strategy has focused on acquiring high-quality assets that we believe have differentiated business models. In navigating a dynamic market environment, we have placed particular importance on investing with top-tier managers with proven track records in different parts of the business cycle and with a preference for service focused companies. A key reason for this emphasis has been the resiliency of such managers and companies in previous cycles. At the same time, the middle market has been prioritized, given its comparatively lower reliance on financial leverage and the IPO market for exit. With market dynamics expected to remain similar in the foreseeable future, we anticipate our approach to remain consistent in the coming quarters.
Portfolio construction has played an important role in the design of the fund. We believe the portfolio to be well diversified across multiple dimensions, including industry, geography, deal size, GP exposure and individual company exposure. The fund is also diversified across underlying investment strategies with allocations of 28% to secondary LP transactions, 33% to secondary GP centered transactions, 33% to direct equity co-investments and 6%
to primary funds as of March 31, 2025.
CAPM’s portfolio has developed in-line with our portfolio construction objectives. The Fund comprised over 100 transactions including exposure to 85 different private equity managers and over 2,000 individual underlying portfolio companies as of March 31, 2025.  The portfolio was approximately 75% weighted to the U.S. market with a core focus on middle-market buyout transactions.
Looking forward, we will continue to leverage the investment expertise across the Carlyle AlpInvest platform to build a portfolio with the potential to achieve robust returns. We will continue to maintain a rigorous and disciplined investment approach focused on what we consider to be high-quality GPs and assets across secondaries, co-
investments and primary fund investments.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Carlyle AlpInvest Private Markets Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Carlyle AlpInvest Private
Markets Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2025, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for each of the two years in the period then ended, and the consolidated financial highlights for the period from January 3, 2023
(Commencement of Operations) to March 31, 2023, and the related notes (collectively referred to as the
“financial statements”).
In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2025, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets and its consolidated financial highlights for each of the two years in the period then ended, and its consolidated financial highlights for the period from January 3, 2023
(Commencement of Operations) to March 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2025, by correspondence directly with custodians, third-party managers, management of the underlying funds, and loan agents, as applicable; when replies were not received from the custodians, third-party managers, management of the underlying funds, and loan agents, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2022.
New York, NY
May 30, 2025

CARLYLE ALPINVEST PRIVATE MARKETS FUND
FUND PERFORMANCE
Performance of a $50,000 Investment
This graph compares a hypothetical $50,000 investment in the Fund’s Class I shares, made at inception, with similar investments in the MSCI World Index. The Fund’s Class I shares results include reinvestment of all dividends and capital gains. The MSCI World Index does not reflect expenses, fees, or sales charges, which would reduce index performance.
The MSCI World Index represents large and mid-cap equity performance across ~23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index is unmanaged and is not available for investment. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
Returns for the periods ended March 31, 2025 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception*
Class I	21.74%	17.09%
MSCI World Index	7.53%	18.38%
*  Commencement of operations for the Fund was January 3, 2023 following the reorganization of AlpInvest Seed
Fund, L.P. with and into the Fund.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S.
generally accepted accounting principles. Past performance is not an indication of future results.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025

Broadly Syndicated Loans (1.1%)	Reference Rate & Spread (1)	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value (2)
First Lien (1.1%)
Europe (0.1%)
Anticimex Global AB	SOFR 3M + 3.15%	11/16/2028	$244,318	$243,692	$243,524
Belron Finance 2019, LLC	SOFR 3M + 2.75%	10/16/2031	248,750	248,162	247,974
Chrysaor Bidco S.a r.l. (TLB)	SOFR 1M + 3.50%	10/30/2031	232,202	232,202	232,328
Chrysaor Bidco S.a r.l. (DTL)	SOFR 1M + 3.50%	5/14/2031	17,216	17,216	17,225
Flutter Entertainment	SOFR 3M + 1.75%	11/30/2030	248,741	248,741	247,095
Grifols, S.A.	SOFR 3M + 2.00%	11/15/2027	170,209	168,437	168,380
Hyperion Insurance (HIG Finance)	SOFR 1M + 3.50%	4/18/2030	198,985	199,678	198,682
Jazz Pharmaceuticals Public Limited Company	SOFR 1M + 2.25%	5/5/2028	178,588	178,588	178,454
Minimax (MX Mercury)	SOFR 1M + 2.25%	2/19/2032	250,000	250,000	249,063
Nouryon Fin B.V.	SOFR 3M + 3.25%	4/3/2028	142,769	142,769	142,234
Peer Holding B.V.	SOFR 3M + 3.00%	7/1/2031	249,375	249,375	248,689
ThyssenKrupp Elevator (Vertical Midco)	SOFR 1M + 3.50%	4/30/2030	246,891	246,356	246,054
Total Europe			$2,428,044	$2,425,216	$2,419,702

North America (1.0%)
Advisor Group (OSAIC)	SOFR 1M + 3.50%	8/17/2028	$246,232	$246,232	$244,196
Agiliti Health, Inc.	SOFR 3M + 3.00%	5/1/2030	247,487	245,873	232,844
AlixPartners, LLC	SOFR 1M + 2.50%	2/4/2028	244,274	244,462	244,003
Allied Universal Holdco, LLC	SOFR 1M + 3.75%	5/12/2028	99,485	98,934	99,318
Alterra Mountain Company	SOFR 1M + 2.75%	8/17/2028	245,603	245,603	244,989
American Airlines, Inc.	SOFR 1M + 2.25%	2/15/2028	245,000	245,000	240,835
AmWINS Group, Inc.	SOFR 1M + 2.25%	1/23/2032	99,750	99,996	98,873
APi Group (J2 Acquisition)	SOFR 1M + 1.75%	1/3/2029	238,925	238,925	238,001
Ascensus Group Holdings, Inc.	SOFR 1M + 3.00%	8/2/2028	199,471	199,471	197,788
Atlantic Aviation, Inc.	SOFR 1M + 2.50%	9/23/2031	244,337	244,337	242,275
BCPE Pequod Buyer, Inc.	SOFR 1M + 3.50%	11/25/2031	150,000	149,646	149,411
Beacon Roofing Supply, Inc.	SOFR 1M + 2.00%	5/19/2028	246,875	246,875	246,490
Berlin Packaging, LLC	SOFR 1M + 3.50%	6/7/2031	199,001	199,001	198,155
Blackstone CQP Holdco L.P.	SOFR 3M + 2.00%	12/31/2030	250,000	250,000	249,158
BroadStreet Partners, Inc.	SOFR 1M + 3.00%	5/9/2031	493,061	492,781	488,352
Buyer's Edge Company, Inc.	SOFR 1M + 3.25%	4/25/2031	248,128	248,128	248,128
Chamberlain Group	SOFR 1M + 3.35%	11/3/2028	199,485	198,490	197,448
Clipper Acquisitions Corporation	SOFR 1M + 1.75%	3/3/2028	113,750	113,309	113,181
Clydesdale Acquisition Holdings, Inc. (TLB)	SOFR 1M + 3.25%	4/1/2032	196,564	195,090	195,418
Clydesdale Acquisition Holdings, Inc. (DTL)	SOFR 1M + 3.25%	4/1/2032	3,436	3,410	3,416

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025

Broadly Syndicated Loans (1.1%)	Reference Rate & Spread (1)	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value (2)
Concentra Health Services, Inc.	SOFR 1M + 2.00%	7/25/2031	249,375	249,375	248,752
Cotiviti Holdings, Inc.	SOFR 1M + 2.75%	5/1/2031	247,506	246,416	241,937
Covanta Holding Corporation (TLB)	SOFR 1M + 2.25%	11/30/2028	182,229	182,229	181,644
Covanta Holding Corporation (TLC)	SOFR 1M + 2.25%	11/30/2028	14,035	14,035	13,990
DaVita, Inc.	SOFR 1M + 2.00%	5/9/2031	199,000	198,110	198,610
DRW Holdings, LLC	SOFR 3M + 3.50%	6/26/2031	250,000	249,430	248,908
EMRLD Borrower L.P.	SOFR 6M + 2.50%	5/31/2030	198,492	198,267	196,373
Entain (GVC)	SOFR 3M + 2.75%	10/31/2029	248,125	247,860	248,202
Epicor Software Corporation	SOFR 1M + 2.75%	5/30/2031	301,819	301,819	300,808
ExamWorks, Inc.	SOFR 1M + 2.75%	11/1/2028	196,474	196,307	195,971
FB Income Advisor, LLC	SOFR 1M + 2.25%	4/18/2031	297,750	297,084	297,006
First Advantage Corporation	SOFR 1M + 3.25%	9/19/2031	199,500	199,500	198,129
First Eagle Management, LLC	SOFR 3M + 3.00%	3/5/2029	247,500	244,059	247,228
Fleetcor Technologies Operating Company, LLC	SOFR 1M + 1.75%	4/28/2028	248,752	249,604	247,896
Froneri International, Ltd.	SOFR 1M + 2.00%	9/17/2031	270,064	270,064	268,049
Grant Thornton Advisors, LLC	SOFR 3M + 2.75%	6/2/2031	248,752	248,752	247,274
Grosvenor Cap Mgmt Holdings, LLLP	SOFR 1M + 2.25%	2/25/2030	204,443	204,443	204,341
GTCR Everest Borrower, LLC	SOFR 3M + 3.00%	9/5/2031	249,375	248,796	247,427
Hamilton Projects Acquiror, LLC	SOFR 1M + 3.00%	5/31/2031	240,500	239,955	239,973
Hudson River Trading, LLC	SOFR 1M + 3.00%	10/31/2030	195,455	195,455	194,967
Icon Parent I, Inc.	SOFR 3M + 3.00%	9/12/2031	400,000	398,293	396,656
Jane Street Group, LLC	SOFR 3M + 2.00%	12/11/2031	244,260	244,260	241,182
Johnstone Supply	SOFR 1M + 2.50%	6/9/2031	248,750	248,750	246,496
June Purchaser, LLC (TLB)	SOFR 3M + 3.25%	11/28/2031	171,429	170,594	171,509
June Purchaser, LLC (DTL)	SOFR 3M + 3.25%	9/11/2031	28,571	28,429	28,585
Madison IAQ, LLC	SOFR 1M + 3.25%	3/29/2032	200,000	198,000	198,000
Maravai Intermediate Holdings, LLC	SOFR 3M + 3.00%	10/19/2027	138,480	138,582	133,634
Mavis Tire Express Services Corporation	SOFR 1M + 3.00%	5/4/2028	200,000	199,750	198,526
Medline Borrower, L.P.	SOFR 1M + 2.25%	10/23/2028	267,131	267,131	266,519
MeridianLink, Inc.	SOFR 3M + 2.75%	11/10/2028	247,500	247,500	247,809
Mitchell International, Inc.	SOFR 1M + 3.25%	6/17/2031	149,250	147,488	147,328
MyEyeDr	SOFR 1M + 3.50%	4/15/2031	248,750	248,750	248,193
NAB Holdings, LLC	SOFR 3M + 2.50%	11/23/2028	268,813	268,813	266,461
NRG Energy, Inc.	SOFR 3M + 1.75%	4/16/2031	247,500	246,953	246,842
OneDigital Borrower, LLC	SOFR 1M + 3.00%	7/2/2031	198,998	198,998	197,509
Organon & Co.	SOFR 1M + 2.25%	5/19/2031	498,790	498,790	491,308
Osmosis Buyer Limited	SOFR 1M + 3.00%	7/31/2028	245,616	245,616	243,093
Parexel International Corporation	SOFR 1M + 2.50%	11/15/2028	234,891	234,891	234,236

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025

Broadly Syndicated Loans (1.1%)	Reference Rate & Spread (1)	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value (2)
Plano Holdco, Inc.	SOFR 3M + 3.50%	10/2/2031	250,000	248,820	248,750
Power Solutions (Clarios Global, L.P.)	SOFR 1M + 2.75%	1/15/2032	300,000	299,632	295,125
Project Boost Purchaser, LLC	SOFR 3M + 3.00%	7/16/2031	199,500	199,001	198,221
Proofpoint, Inc.	SOFR 1M + 3.00%	8/31/2028	244,375	244,375	243,383
Quikrete Holdings, Inc.	SOFR 1M + 2.25%	2/10/2032	250,000	249,385	246,938
RealPage, Inc.	SOFR 3M + 3.26%	4/24/2028	195,443	192,935	192,635
Savage Enterprises, LLC	SOFR 1M + 2.75%	9/15/2028	248,728	248,728	248,071
Sedgwick Claims Management Services, Inc.	SOFR 3M + 3.00%	7/31/2031	223,875	223,575	223,035
Signature Aviation	SOFR 1M + 2.75%	7/1/2031	244,703	244,505	243,105
Starwood Property Mortgage, LLC	SOFR 1M + 2.25%	12/12/2029	249,375	248,777	248,285
The Baldwin Insurance Group Holdings, LLC	SOFR 1M + 3.00%	5/26/2031	206,572	206,572	205,798
The Dun & Bradstreet Corporation	SOFR 1M + 2.25%	1/18/2029	245,006	245,006	244,355
The Ultimate Software Group, Inc.	SOFR 3M + 3.00%	2/10/2031	299,247	299,246	298,453
Titan	SOFR 1M + 3.00%	6/14/2030	100,000	99,752	99,375
Trans Union	SOFR 1M + 1.75%	6/24/2031	189,739	189,739	189,048
TransDigm, Inc.	SOFR 3M + 2.50%	2/28/2031	238,797	238,517	237,314
United Pacific	SOFR 3M + 3.75%	7/9/2031	248,750	248,179	247,663
Valvoline, Inc.	SOFR 1M + 2.00%	3/19/2032	200,000	199,002	199,750
Vertiv Group Corporation	SOFR 1M + 1.75%	3/2/2027	248,750	248,750	247,986
Vistra Energy Corporation	SOFR 1M + 1.75%	12/20/2030	244,777	244,777	243,833
Vistra Zero Operating Company, LLC	SOFR 1M + 2.00%	4/30/2031	248,750	247,649	239,656
White Cap Supply Holdings, LLC	SOFR 1M + 3.25%	10/19/2029	249,375	248,250	241,360
WhiteWater DBR Holdco LLC	SOFR 1M + 2.25%	3/3/2031	199,001	199,489	198,005
Zelis Cost Management Buyer, Inc.	SOFR 1M + 2.75%	9/28/2029	248,744	249,030	246,947
Total North America			$18,512,246	$18,482,402	$18,370,741

Rest of World (0.0%)
Ardonagh Midco 3 Limited	SOFR 6M + 2.50%	2/15/2031	$225,000	$223,980	$221,906
Total Rest of World			$225,000	$223,980	$221,906
Total First Lien			$21,165,290	$21,131,598	$21,012,349
Total Broadly Syndicated Loans			$21,165,290	$21,131,598	$21,012,349

Private Equity Investments (93.9%)	Footnotes	Acquisition Date	Cost Value	Fair Value (2)
Direct Investments (30.5%)	(3)(8)(10)
Common Stocks (24.0%)
Europe (6.9%)

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025

Private Equity Investments (93.9%)	Footnotes	Acquisition Date	Cost Value	Fair Value (2)
ACTE II Grand Co-Invest, L.P.	(6)	8/14/2024	$11,161,253	$11,112,344
Astorg VIII Co-Invest Corden	(4)	8/1/2022	9,355,479	13,409,274
Aurelia Co-Invest SCSp	(6)	5/14/2024	10,139,079	14,477,661
Cinven Isabella, L.P.	(6)	11/26/2024	13,982,612	14,359,390
Cinven Pegasus Limited Partnership	(6)	10/2/2024	8,242,275	7,932,749
Delta Opportunities, L.P.	(6)	3/21/2025	6,527,926	6,382,082
ECI 12 E, L.P.	(6)	1/16/2025	229,533	—
Everest Co-Investment, L.P.	(6)	3/19/2025	10,986,616	10,759,053
HPM Sub-Pooling S.à r.l.	(6)	9/5/2024	504,693	169,999
Indigo Acquisition Holding B.V.	(6)	9/6/2024	1,012,959	477,966
Menrva Co-investment, L.P.	(6)	3/12/2025	15,915,861	15,881,000
PP Food Technologies HoldCo S.p.A	(6)	10/16/2024	8,187,821	8,108,985
PSC Tiger, L.P.	(6)	9/4/2024	3,141,125	3,409,985
SEP EIGER Aggregator, L.P.	(4)	4/25/2022	123,172	—
TSO III Project Olympus Co-Invest, L.P.	(6)	10/23/2024	8,867,089	9,299,757
Vantage RC Holding B.V.	(6)	2/27/2025	12,964,197	13,467,402
Total Europe			$121,341,690	$129,247,647
North America (16.0%)
AHR Parent Holdings, L.P.	(4)	8/3/2022	$129,178	$5,015,757
BarBri Topco L.P.	(6)	12/19/2024	16,071,000	17,594,237
BCPE Polymath Investor, L.P.	(6)	9/25/2024	7,482,096	7,480,153
BCPE Virginia Investor, L.P.	(6)	12/13/2023	5,007,014	5,750,000
BharCap Babylon Acquisition, L.P.	(6)	3/8/2024	7,413,147	8,908,483
BSP-FL Intermediate Inc.	(6)	12/5/2024	12,500,000	12,500,000
Cascade Equity Holding, LLC	(6)	12/27/2024	7,500,000	7,500,000
Cetera Financial Group	(6)	12/18/2023	4,274,216	5,259,345
Corsair Amore Investors, L.P.	(4)	5/25/2022	1,794,269	—
CSC Riviera Co‐Invest, L.P.	(6)	1/30/2025	16,699,773	16,667,000
CSC Tau Co‐Invest Aggregator, L.P.	(6)	1/30/2025	7,153,691	7,143,000
EQT X Co-Investment (A) SCSP	(6)	7/2/2024	10,544,112	11,164,488
GTCR (W-2) Investors L.P.	(6)	1/29/2024	9,605,764	11,966,503
Gula Co-Invest II, L.P.	(6)	10/23/2024	13,410,412	13,333,000
KKR Icon Co-Invest L.P.	(6)	11/13/2024	17,857,000	17,857,000
LM Carpenter Co-Invest-A I L.P.	(6)	12/27/2024	6,210,656	6,153,750
Magnesium Co-Invest SCSp	(4)	5/6/2022	9,454,920	11,865,570
MidOcean Partners QT Co-Invest, L.P.	(6)	8/20/2024	7,068,670	7,489,239
MOP-Arnott Holdings, L.P.	(6)	11/12/2024	2,778,000	2,778,000
NCP MSI Co-Invest, L.P.	(6)	3/20/2025	5,100,307	5,084,666
NS UI A, LLC	(6)	12/27/2024	9,002,973	8,980,183

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025

Private Equity Investments (93.9%)	Footnotes	Acquisition Date	Cost Value	Fair Value (2)
OEP VIII Project Greenheart Co-investment Partners, L.P.	(4)	10/17/2022	8,098,536	10,985,932
Oscar Holdings, L.P.	(4)	4/27/2022	4,356,463	6,190,704
PC Key Data Holdings, L.P.	(6)	9/20/2024	7,648,502	7,500,000
Plano Co-investment II, L.P.	(6)	9/27/2024	8,228,324	8,167,000
PRETZEL CO-INVEST, L.P.	(6)	12/19/2024	15,989,079	15,823,000
Quad-C Synoptek Holdings, LLC	(5)	8/12/2022	4,228,730	3,050,000
RCR Equity, L.P.	(6)	4/23/2024	56,000	414,882
Rocket Co-Invest, SLP	(6)	3/20/2024	6,744,854	8,003,415
SCP FCA Investments, LLC	(5)	6/7/2024	31,285	—
Sentinel NSI Co-Invest, L.P.	(6)	1/31/2025	5,234,103	5,230,874
SEP Hero Co-Invest I-A, L.P.	(6)	11/1/2024	7,758,311	7,753,000
SkyKnight Financial Holdings, L.P.	(6)	12/24/2024	7,806,379	7,780,149
SkyKnight Insurance Holdings, L.P.	(6)	11/13/2023	2,029,690	2,024,223
STG AV, L.P.	(6)	11/1/2023	5,006,967	5,000,000
Trivest Bright Co-Invest, L.P.	(6)	4/16/2024	7,817,375	5,207,917
Truelink Voltron A, L.P.	(6)	12/27/2024	5,000,000	5,000,000
Victors CCC Aggregator L.P.	(4)	5/31/2022	2,992,681	4,169,446
Webster Cascade Aggregator II, L.P.	(4)	12/21/2022	3,704,247	538,137
Webster Oceans Co-Investment Fund, L.P.	(4)	1/31/2022	3,817,928	6,303,350
WPP Fairway Aggregator B, L.P.	(4)	9/30/2022	107,797	365,600
Total North America			$283,714,449	$299,998,003
Rest of World (1.1%)
Habit Health	(6)	7/25/2024	$5,087,656	$4,784,803
KKR Sirius Co-Invest, L.P.	(6)	8/30/2024	10,598,584	10,360,683
Mason Stevens Co Investment Trust	(6)	3/26/2025	4,830,795	4,748,471
Total Rest of World			$20,517,035	$19,893,957
Total Common Stocks			$425,573,174	$449,139,607

Convertible Preferred Stocks (0.2%)
North America (0.2%)
Webster Cascade Aggregator, L.P.	(4)	12/21/2022	$6,431,818	$3,849,970
Total North America			$6,431,818	$3,849,970
Total Convertible Preferred Stocks			$6,431,818	$3,849,970

Preferred Stocks (5.9%)
Europe (1.4%)
ECI 12 E, L.P.	(6)	1/16/2025	$9,346,370	$9,886,997
HPM Sub-Pooling S.à r.l.	(6)	9/5/2024	4,808,312	5,021,914

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025

Private Equity Investments (93.9%)	Footnotes	Acquisition Date	Cost Value	Fair Value (2)
Indigo Acquisition Holding B.V.	(6)	9/6/2024	9,003,611	9,252,815
SEP EIGER Aggregator, L.P.	(4)	4/25/2022	1,968,258	2,134,620
Total Europe			$25,126,551	$26,296,346
North America (4.5%)
AHR Parent Holdings, L.P.	(4)	8/3/2022	$7,920,000	$9,786,694
Corsair Amore Investors, L.P.	(4)	5/25/2022	184,283	483,597
GPS Co-Invest (IGI III)-A Feeder, L.P.	(6)	11/27/2024	16,667,000	17,448,289
LJ Shield Co-Invest, L.P.	(6)	6/13/2024	9,853,503	12,387,803
RCR Equity, L.P.	(6)	4/23/2024	5,544,000	5,959,572
SCP FCA Investments, LLC	(5)	6/7/2024	7,550,000	12,149,378
VFF IV Co-Invest 4-C, L.P.	(6)	11/22/2024	15,823,000	15,786,536
WPP Fairway Aggregator B, L.P.	(4)	9/30/2022	7,309,839	9,287,548
Total North America			$70,851,625	$83,289,417
Total Preferred Stocks			$95,978,176	$109,585,763

Shareholder Loans (0.2%)
Europe (0.2%)
ECI 12 E, L.P.	(6)	1/16/2025	$2,789,308	$3,018,947
Total Europe			$2,789,308	$3,018,947
Total Shareholder Loans			$2,789,308	$3,018,947

Warrants (0.2%)
North America (0.2%)
GPS Co-Invest (IGI III)-A Feeder, L.P.	(6)	11/27/2024	$—	$4,575,733
Total North America			$—	$4,575,733
Total Warrants			$—	$4,575,733
Total Direct Investments			$530,772,476	$570,170,020

Primary Investments (5.9%)	(3)(7)(8)(10)
Europe (0.5%)
Advent International GPE X-D SCSp	(4)	1/31/2022	$2,576,697	$3,113,433
PSG Europe (Lux) II S.C.Sp.	(4)	3/1/2022	1,311,223	1,710,376
TowerBrook Investors VI (892), L.P.	(6)	6/27/2024	3,482,668	3,700,109
Total Europe			$7,370,588	$8,523,918
North America (5.4%)
BharCap Partners II-B, L.P.	(6)	12/18/2024	$10,728,175	$12,083,155
CenterOak Equity Fund III-EF, L.P.	(6)	6/14/2024	5,104	(305,821)
Francisco Partners VII-A, L.P.	(4)	2/15/2022	1,568,877	1,579,093

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025

Private Equity Investments (93.9%)	Footnotes	Acquisition Date	Cost Value	Fair Value (2)
Lee Equity Partners Fund IV(A), L.P.	(6)	6/28/2024	2,771,987	2,329,265
Nautic Partners XI, L.P.	(6)	6/21/2024	12,888	(68,956)
OceanSound Partners Fund II (A), L.P.	(6)	7/2/2024	6,535,179	8,167,208
One Equity Partners VIII-A, L.P.	(4)	2/15/2022	8,777,325	12,565,621
Sole Source Capital III	(6)	3/31/2025	—	—
Trivest Growth Investment Fund III-A, L.P.	(6)	9/12/2024	7,353	(18,407)
Truelink Capital I-A, L.P.	(6)	6/7/2024	11,793,698	14,740,157
Valeas Capital Partners Fund I-A L.P.	(6)	8/30/2024	23,464,671	41,853,115
Webster Capital V, L.P.	(4)	6/30/2022	7,463,644	8,943,560
Total North America			$73,128,901	$101,867,990
Total Primary Investments			$80,499,489	$110,391,908

Secondary Investments (57.5%)	(3)(7)(8)(10)
Europe (10.8%)
Advent Global Technology	(5)	3/31/2025	$2,159,675	$2,564,243
Advent Global Technology II	(5)	3/31/2025	3,105,596	3,295,804
Advent International GPE IX	(5)	3/31/2025	11,986,264	12,396,063
Advent International GPE IX (EUR)	(5)	12/31/2023	1,008,950	1,201,292
Advent International GPE VIII	(5)	3/31/2025	2,961,169	3,157,574
Advent International GPE X	(5)	3/31/2025	6,038,297	6,352,886
Barley (No.1) Limited Partnership	(6)	4/17/2024	2,457,374	2,100,634
Barley Institutional Co-Invest Limited Partnership	(6)	4/17/2024	350,980	305,900
Bridgepoint Europe VI	(5)	12/31/2023	1,011,132	1,375,244
Bridgepoint Europe VII	(6)	1/31/2024	208,908	222,683
CVC Capital Partners Strategic Opportunities II	(5)	12/31/2023	960,836	1,145,286
CVC Capital Partners VI	(5)	12/31/2023	235,313	309,859
CVC Capital Partners VII	(5)	12/31/2023	350,305	459,181
CVC Capital Partners VIII	(5)	12/31/2023	657,360	642,127
CVC Capital Partners VIII (A) L.P.	(5)	12/31/2024	36,751,856	37,781,439
DPE Continuation Fund I geschlossene Spezial-Investment GmbH & Co. KG	(4)	9/19/2022	12,181,959	15,616,841
Elysium Acquisition L.P.	(6)	12/2/2024	30,440,806	36,417,613
Equistone SP I SCSp	(4)	6/23/2022	4,834,796	6,423,716
Gamma Co-invest, L.P.	(6)	6/28/2024	4,153,404	4,196,260
IK SC Strategic Opportunities I Fund	(6)	4/4/2024	13,078,582	16,867,437
TowerBrook Investors V	(6)	6/28/2024	32,124,675	49,903,343
Total Europe			$167,058,237	$202,735,425
North America (45.6%)
Apollo Overseas Partners (Delaware 892) IX, L.P.	(4)	3/31/2022	$6,818,294	$7,010,803
Apollo Overseas Partners (Delaware 892) X, L.P.	(4)	7/21/2022	179,805	184,758

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025

Private Equity Investments (93.9%)	Footnotes	Acquisition Date	Cost Value	Fair Value (2)
Audax Private Equity Fund VI	(5)	12/31/2023	748,242	786,370
Bain Capital Beacon Holdings, L.P.	(6)	3/14/2025	88,857,117	87,316,215
CB Offshore CF I, Limited Partnership	(6)	12/10/2024	51,646,599	105,953,236
CF24XB SCSp	(6)	3/19/2025	30,000,000	55,359,152
Clayton, Dubilier & Rice Fund XI, L.P.	(5)	6/30/2023	23,720,809	25,649,861
Excellere Partners III	(6)	3/31/2024	5,993,938	9,793,643
Excellere Partners IV	(6)	3/31/2024	7,204,509	10,804,756
Frontier Opportunity Fund A	(5)	12/31/2023	178,652	253,120
GA Continuity Fund II, L.P.	(6)	3/4/2025	68,151,776	95,723,752
GA Continuity I (AM) Fund	(5)	6/30/2023	129,853	226,175
GA Continuity I (HG) Fund	(5)	6/30/2023	233,727	374,472
GA Continuity I (SNF) Fund	(5)	6/30/2023	156,413	178,133
Green Equity Investors Side CF III - C, L.P.	(6)	12/4/2023	8,298,379	10,356,651
Green Equity Investors VIII, L.P.	(5)	12/31/2024	17,321,970	21,568,445
Hellman & Friedman Capital Partners IX	(5)	12/31/2023	897,849	1,095,566
Hellman & Friedman Capital Partners X	(5)	12/31/2023	467,925	469,404
Investcorp North American Private Equity Parallel Fund I, L.P.	(4)	2/17/2023	3,631,402	4,605,218
Investcorp North American Private Equity Realization Fund 2022, L.P.	(4)	2/17/2023	8,559,317	12,112,223
Kinderhook GME Equity	(6)	6/14/2024	404,219	406,440
Kinderhook PMQ Reinvestment Fund V-A, L.P.	(4)	3/3/2022	4,337,766	7,011,822
Kinderhook Reinvestment Fund IV2, L.P.	(6)	11/13/2023	9,412,534	9,793,481
Lindsay Goldberg V L.P.	(5)(9)	12/31/2024	15,837,771	15,995,216
Littlejohn Fund V, L.P.	(4)	3/31/2022	2,343,193	1,546,825
Littlejohn Fund VI	(4)	12/31/2022	2,887,462	3,106,823
Littlejohn Fund VI	(5)	12/31/2023	728,808	957,431
Littlejohn Fund VI-A, L.P.	(4)	3/31/2022	3,639,664	3,839,266
Madison Dearborn Capital Partners VIII, L.P.	(5)	12/31/2024	39,900,432	44,276,601
Manulife PE Partners II Cayman, L.P.	(6)	6/1/2024	79,765,325	96,884,189
New Mountain Partners VI, L.P.	(5)	12/31/2024	20,552,061	26,319,068
Norwest Equity Partners IX, L.P.	(5)	9/30/2023	3,626,467	6,068,486
Norwest Equity Partners X, L.P.	(5)	9/30/2023	5,805,396	11,516,557
Norwest Equity Partners XI, L.P.	(5)	9/30/2023	2,738,339	2,514,575
Odyssey Investment Partners Fund V	(4)	12/31/2022	989,838	672,185
Odyssey Investment Partners Fund VI	(4)	12/31/2022	1,697,639	2,088,800
OEP Neptune Fund I, SCSP	(4)	4/24/2023	10,079,310	13,005,416
One Equity Partners VI	(5)(9)	12/31/2023	50,202	150,925
One Equity Partners VII	(5)	12/31/2023	541,174	481,923
One Equity Partners VIII	(5)	12/31/2023	641,760	799,785
Quad-C Partners IX, L.P.	(5)	12/31/2022	1,377,229	1,612,034

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025

Private Equity Investments (93.9%)	Footnotes	Acquisition Date	Cost Value	Fair Value (2)
Quad-C Partners X, L.P.	(4)	12/31/2022	1,451,944	1,706,347
Roark Capital Partners CF L.P.	(4)	8/17/2022	5,784,902	7,633,092
Sentinel MCA AV, L.P.	(6)	10/13/2023	2,366,894	2,719,234
TA Associates XIII	(5)	12/31/2023	343,131	428,386
TA Associates XIV	(5)	12/31/2023	369,502	350,439
The Resolute III Continuation Fund, L.P.	(6)	9/20/2024	91,431,473	96,403,307
Thoma Bravo Fund XV, L.P.	(5)	12/31/2024	22,633,502	26,024,876
Thoma Bravo Oasis Fund A, L.P.	(4)	1/21/2022	3,869,800	6,242,762
TPG Healthcare Partners II, L.P.	(4)	8/5/2022	102,115	117,092
TPG Partners IX, L.P.	(4)	8/5/2022	517,218	629,521
TPG Partners VII, L.P.	(4)	3/31/2022	1,280,400	1,014,012
TPG Partners VIII, L.P.	(4)	3/31/2022	8,712,789	9,318,978
Wind Point Partners IX	(5)	12/31/2023	636,582	654,726
Wind Point Partners VIII	(5)	12/31/2023	168,347	131,615
Wind Point Partners X-B, L.P.	(6)	1/23/2024	181,973	237,972
Total North America			$670,403,737	$852,482,160
Rest of World (1.0%)
Affinity Asia Pacific Fund V	(5)	12/31/2023	$433,197	$582,333
Ping An Global Equity Selection Fund III	(6)	11/25/2024	7,118,206	12,044,960
TPG Asia VII (B), L.P.	(4)	4/20/2022	7,514,119	5,738,892
TPG Asia VIII (B), L.P.	(4)	7/1/2022	991,349	1,091,562
Total Rest of World			$16,056,871	$19,457,747
Total Secondary Investments			$853,518,845	$1,074,675,332
Total Private Equity Investments			$1,464,790,810	$1,755,237,260
Total Investments (95.0%)			$1,485,922,408	$1,776,249,609
Cash Equivalents (11.6%)
North America (11.6%)
UMB Money Market II Special (4.19%)	(4)(5)(6)		$216,967,510	$216,967,510
Total Cash Equivalents			$216,967,510	$216,967,510
Total Investments and Cash Equivalents (106.6%)			$1,702,889,918	$1,993,217,119
Other Assets and Liabilities, Net (-6.6%)				$(122,800,184)
Net Assets (100.0%)				$1,870,416,935
Investment Abbreviations:
SOFR - Secured Overnight Financing Rate
(1)  As of March 31, 2025, the below reference rates were in effect:
1M SOFR - 1 Month SOFR as of March 31, 2025 was 4.33%
3M SOFR - 3 Month SOFR as of March 31, 2025 was 4.35%
6M SOFR - 6 Month SOFR as of March 31, 2025 was 4.55%

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025
(2)  The Fair Value is estimated by management using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Direct Investment, Primary
Investment or Secondary Investment or the Fair Value of the Fund’s interest in such Direct Investment, Primary Investment or Secondary Investment. Furthermore, the Fair Value has not been calculated, reviewed, verified or in any way approved by such Direct Investment, Primary Investment or Secondary Investment or its general partner, manager or sponsor (including any of its affiliates). Please see Notes to Consolidated Financial Statements for further details regarding the valuation policy of the Fund.
(3)  Direct Investments are private investments directly into the equity of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are portfolios of assets acquired on the secondary market.
(4)  Investments held in AlpInvest Seed Fund L.P.
(5)  Investments held in ACP 2022 Marvel Blocker LLC.
(6)  Investments held in AlpInvest CAPM Holdings, LLC.
(7)  Investment does not issue shares.
(8)  Non-income producing security.
(9)  Investment that exceeded 5% of net assets.
(10)  Private Equity Investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2025 was
$1,755,237,260, or 93.9% of net assets.
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025

SUMMARY OF INVESTMENTS BY STRATEGY (AS A PERCENTAGE OF TOTAL INVESTMENTS)
Direct Investments	32.10%
Primary Investments	6.20%
Secondary Investments	60.50%
Broadly Syndicated Loans	1.20%
Total Investments	100.00%
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

ASSETS:	March 31, 2025
Investments, at fair value (cost $1,485,922,408)	$1,776,249,609
Cash and cash equivalents	216,967,510
Cash denominated in foreign currency (cost $823,683)	840,353
Receivable for investments sold	2,018,113
Interest receivable	1,328,752
Deferred offering cost	186,872
Prepaid expenses and other assets	215,020
Other receivables	4,726
Total assets	$1,997,810,955

LIABILITIES:
Payable for investments purchased	$76,763,810
Tenders payable	26,818,267
Incentive fee payable	11,035,024
Deferred tax liability	7,065,681
Management fee payable	3,705,829
Accrued line of credit interest and commitment fee payable	625,625
Professional fees payable	286,587
Legal fees payable	205,579
Fund accounting and administration fees payable	200,821
Audit fees payable	129,000
Due to investment adviser	105,545
Accrued trustees' fees payable	27,049
Financing cost payable	23,861
Other payables and accrued expenses	401,342
Total liabilities	$127,394,020
Commitment and Contingencies (See Note 11)
Net Assets Attributable to Common Shareholders	$1,870,416,935

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$1,617,763,869
Total distributable earnings	252,653,066
Net Assets Attributable to Common Shareholders	$1,870,416,935

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

NET ASSET VALUE PER SHARE
Class I
Net Assets	$1,578,808,884
Shares of Beneficial Interest	109,207,969
Net Asset Value per share of Beneficial Interest	$14.46

NET ASSET VALUE PER SHARE
Class A
Net Assets	$291,597,706
Shares of Beneficial Interest	20,376,249
Net Asset Value per share of Beneficial Interest	$14.31

NET ASSET VALUE PER SHARE
Class W
Net Assets	$10,345
Shares of Beneficial Interest	723
Net Asset Value per share of Beneficial Interest	$14.31
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENT OF OPERATIONS

INVESTMENT INCOME:	For the year ended March 31, 2025
Interest income	$13,026,300
Dividend income	600,979
Total Investment Income	$13,627,279

EXPENSES:
Incentive fees	$23,884,948
Management fees	13,226,507
Interest expense and fees on credit facility	1,319,028
Professional fees	990,252
Fund accounting and administration fees	914,925
Legal fees	905,000
Transfer agent fees	577,710
Distribution fees	516,034
Insurance expense	279,930
Amortization of debt financing costs	260,589
Audit fees	213,131
Trustees' fees and expenses	207,073
Offering costs	180,798
Printing expense	148,992
Custodian fees	138,658
Tax advisory expense	63,865
Other expenses	783,267
Total expenses before waiver	$44,610,707
Less fees reimbursed by Investment Adviser	—
Total Expenses	44,610,707
Net Investment Loss	$(30,983,428)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments and foreign currency	$8,242,851
Net change in unrealized appreciation on investments and foreign currency	243,322,841
Net Realized and Unrealized Gain on Investments and Foreign Currency before taxes	251,565,692
Net change in deferred income tax expense	(5,617,747)
Net Realized and Unrealized Gain on Investments and Foreign Currency after taxes	245,947,945

Net Increase in Net Assets Attributable to Common Shares from Operations	$214,964,517
See accompanying Notes to the Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2025	Year Ended March 31, 2024
FROM OPERATIONS:
Net investment loss	$(30,983,428)	$(8,387,914)
Net realized gain on investments and foreign currency	8,242,851	4,663,325
Net change in unrealized appreciation on investments and foreign currency	243,322,841	40,547,517
Net change in deferred income tax asset/(liability)	(5,617,747)	(1,602,383)
Net Increase in Net Assets Attributable to Common Shares from Operations	$214,964,517	$35,220,545

DISTRIBUTABLE EARNINGS:
Class I	$(2,006,988)	$(499,983)
Class A	(243,012)	(18)
Class W	—	—
Total Distributions from Distributable Earnings	$(2,250,000)	$(500,001)

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from shares sold	$988,472,223	$205,261,480
Class I shares exchanged for Class W shares	(10,000)	—
Class A shares exchanged for Class I shares	318,117	(10,000)
Reinvestment of distributions	1,731,174	498,614
Repurchase of shares	(32,955,388)	—
Redemption fees	4,348	—
Class A
Proceeds from shares sold	$270,293,829	$—
Class A shares exchanged for Class I shares	(318,117)	10,000
Reinvestment of distributions	243,009	18
Repurchase of shares	(57,121)	—
Redemption fees	1,142	—
Class W
Proceeds from shares sold	$—	$—
Class W shares received for Class I shares	10,000	—
Reinvestment of distributions	—	—
Repurchase of shares	—	—
Redemption fees	—	—
Net Increase from Capital Share Transactions	1,227,733,216	205,760,112
Net Increase in Net Assets Attributable to Common Shares	$1,440,447,733	$240,480,656

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Beginning of period	$429,969,202	$189,488,546
End of period	$1,870,416,935	$429,969,202

SHARE ACTIVITY
Class I
Shares sold	75,218,495	17,671,398

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

Shares tendered	(2,305,395)	—
Shares reinvested	130,753	—
Class I shares exchanged for Class W shares	(716)	—
Class I shares exchanged for Class A shares	—	(865)
Class I shares received for Class A shares	23,735	—
Class A
Shares sold	20,384,805	—
Shares tendered	(3,992)	—
Shares reinvested	18,508	—
Class A shares exchanged for Class I shares	(23,938)	—
Class A shares received for Class I shares	—	865
Class W
Shares sold	—	—
Shares tendered	—	—
Shares reinvested	—	—
Class W shares received for Class I shares	723	—
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENT OF CASH FLOWS

CASH FLOWS FROM OPERATING ACTIVITIES:	For the year ended March 31, 2025
Net increase in net assets resulting from operations	$214,964,517
Adjustments to reconcile net increase in net assets from operations to net cash Used in operating activities:
Cost of investments purchased and change in payable for investments purchased	(1,192,069,668)
Proceeds from sales of and paydowns from investments and change in receivable for investments sold	30,485,358
Return of capital	32,116,423
Net premium amortization/(discount accretion)	(12,666)
Net realized gain on investments and foreign currency	(8,242,851)
Net change in unrealized appreciation on investments and foreign currency	(243,322,841)
(Increase)/Decrease in assets:
Interest receivable	(772,229)
Deferred offering cost	(186,872)
Other receivables	(4,726)
Prepaid expenses and other assets	(139,923)
Increase/(Decrease) in liabilities:
Deferred tax liability	5,617,747
Incentive fee payable	10,491,929
Management fee payable	2,835,164
Legal fees payable	(19,835)
Professional fees payable	83,087
Audit fees payable	(49,000)
Due to Investment Adviser	78,901
Financing cost payable	20,194
Accrued trustees' fees payable	19,049
Fund accounting and administration fees payable	118,035
Accrued line of credit interest and commitment fee payable	548,125
Other payables and accrued expenses	211,236
Net Cash Used in Operating Activities	$(1,147,230,846)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	$1,258,766,052
Distributions	(275,817)
Cost of shares redeemed	(6,194,242)
Redemptions fees	5,490
Amortization of financing costs	(260,589)
Net Cash Provided by Financing Activities	1,252,040,894
Net increase in cash and cash equivalents	104,810,048
Cash and cash equivalents, beginning balance	112,997,815
Cash and cash equivalents, ending balance	$217,807,863

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENT OF CASH FLOWS

Supplemental disclosure of cash flow information
Cash paid for interest on borrowings	$—
Reinvestment of dividends and distributions	1,974,183

Reconciliation of cash, cash equivalents and foreign currency, ending balance:
Cash and cash equivalents	$216,967,510
Cash denominated in foreign currencies	840,353
Total cash, cash equivalents and foreign currency, ending balance	$217,807,863
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

CLASS I	Year Ended March 31, 2025	Year Ended March 31, 2024	Period Ended March 31, 2023 (g)
PER SHARE OF BENEFICIAL INTEREST OPERATING PERFORMANCE
Net asset value, beginning of period	$11.90	$10.28	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.36)	(0.35)	(0.10)
Net realized and unrealized gain on investments and foreign currency	2.95	1.99	0.38
Total Income from Investment Operations	2.59	1.64	0.28
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.03)	(0.02)	—
Total Dividends and/or distributions to shareholders:	(0.03)	(0.02)	—
Net asset value per common share - end of period	$14.46	$11.90	$10.28

Total Return (c)	21.74%	15.93%	2.83%

Ratios/Supplemental Data
Net assets attributable to common shares, end of period (000s)	$1,578,809	$429,959	$189,489
Ratio of expenses to average net assets attributable to common shares, excluding fee waiver (d)	4.13%	4.43%	3.73%
Ratio of expenses to average net assets attributable to common shares, including fee waiver (d)	4.13%	4.43%	2.51%
Ratio of net investment gain (loss) to average net assets attributable to common shares (b)	(0.66)%	(1.66)%	(1.64)%
Interest and fees from borrowings (e)	—%	0.18%	—%
Portfolio turnover rate (f)	2.69%	3.30%	0.38%
(a)  Calculated using average common shares outstanding.
(b)  Net investment loss ratio is annualized and calculated excluding Incentive Fees for the year ended March 31, 2025 and the year ended
March 31, 2024. Net investment loss ratio is annualized except for organizational fees, which are one time expenses, and calculated excluding Incentive Fees for the period ended March 31, 2023.  If Incentive Fees were included, the ratios would have been lowered by
2.21%, 1.45%, and 0.31% for the year ended March 31, 2025, year ended March 31, 2024 and period ended March 31, 2023, respectively.
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(c)  Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the
Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(d)  Expense ratios have been annualized, except for organizational fees which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 2.21%, 1.45% and 0.31%  for the year ended
March 31, 2025, year ended March 31, 2024 and period ended March 31, 2023, respectively. Expenses do not include expenses from underlying funds in which the Fund is invested.
(e)  Interest and fees from borrowings is calculated based on the average net assets for the period.
(f)  Percentage represents the results for the period and is not annualized.
(g)  The Fund commenced operations on January 3, 2023.
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

CLASS A	Year Ended March 31, 2025	Period Ended March 31, 2024 (g)
PER SHARE OF BENEFICIAL INTEREST OPERATING PERFORMANCE
Net asset value, beginning of period	$11.85	$11.56
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.64)	(0.23)
Net realized and unrealized gain on investments and foreign currency	3.13	0.54
Total Income from Investment Operations	2.49	0.31
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.03)	(0.02)
Total Dividends and/or distributions to shareholders:	(0.03)	(0.02)
Net asset value per common share - end of period	$14.31	$11.85

Total Return (c)	20.99%	2.68%

Ratios/Supplemental Data
Net assets attributable to common shares, end of period (000s)	$291,598	$10
Ratio of expenses to average net assets attributable to common shares, excluding fee waiver (d)	7.30%	4.73%
Ratio of expenses to average net assets attributable to common shares, including fee waiver (d)	7.30%	4.73%
Ratio of net investment gain (loss) to average net assets attributable to common shares (b)	(1.16)%	(2.12)%
Interest and fees from borrowings (e)	—%	0.11%
Portfolio turnover rate (f)	2.69%	3.30%
(a)  Calculated using average common shares outstanding.
(b)  Net investment gain (loss) ratio is annualized and calculated excluding Incentive Fees for the year ended March 31, 2025 and the period ended March 31, 2024. If Incentive Fees were included, the ratio would have been lowered by 3.91% and 0.92% for the year ended
March 31, 2025 and the period ended March 31, 2024, respectively. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(c)  Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the
Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(d)  Expense ratios have been annualized except for Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratio would have decreased by 3.91% and 0.92% for the year ended March 31, 2025 and the period ended March 31, 2024, respectively.
Expenses do not include expenses from underlying funds in which the Fund is invested.
(e)  Interest and fees from borrowings is calculated based on the average net assets for the period.
(f)  Percentage represents the results for the period and is not annualized.
(g)  For the period October 2, 2023 (inception of offering) through March 31, 2024.
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

CLASS W	Period Ended March 31, 2025 (g)
PER SHARE OF BENEFICIAL INTEREST OPERATING PERFORMANCE
Net asset value, beginning of period	$13.83
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.24)
Net realized and unrealized gain on investments and foreign currency	0.72
Total Income from Investment Operations	0.48
Dividends and/or distributions to shareholders:
Dividends to shareholders	—
Total Dividends and/or distributions to shareholders:	—
Net asset value per common share - end of period	$14.31

Total Return (c)	3.47%

Ratios/Supplemental Data
Net assets attributable to common shares, end of period (000s)	$10
Ratio of expenses to average net assets attributable to common shares, excluding fee waiver (d)	15.48%
Ratio of expenses to average net assets attributable to common shares, including fee waiver (d)	15.48%
Ratio of net investment gain (loss) to average net assets attributable to common shares (b)	(4.86)%
Interest and fees from borrowings (e)	—%
Portfolio turnover rate (f)	2.69%
(a)  Calculated using average common shares outstanding.
(b)  Net investment gain (loss) ratio is annualized and calculated excluding Incentive Fees for the period ended March 31, 2025. If Incentive Fees were included, the ratio would have been lowered by 1.30% for the period ended March 31, 2025. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(c)  Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the
Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(d)  Expense ratios have been annualized except for Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratio would have decreased by 1.30% for the period ended March 31, 2025. Expenses do not include expenses from underlying funds in which the Fund is invested.
(e)  Interest and fees from borrowings is calculated based on the average net assets for the period.
(f)  Percentage represents the results for the period and is not annualized.
(g)  For the period March 1, 2025 (inception of offering) through March 31, 2025.
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. ORGANIZATION
Carlyle AlpInvest Private Markets Fund (the “Fund”) was organized as a Delaware statutory trust on December 7, 2021.
The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on January 3, 2023 ("Commencement of Operations").
The Fund’s Board of Trustees (the “Board”) provides broad oversight over the Fund’s investment program and its management and operations. AlpInvest Private Equity Investment Management, LLC serves as the Fund’s investment adviser (“AlpInvest”). AlpInvest oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. AlpInvest entered into a sub-advisory agreement with Carlyle Global
Credit Investment Management L.L.C., who serves as the Fund’s sub-adviser (“Sub-Adviser” and together with
AlpInvest, the “Advisers”) and is responsible for the broadly syndicated loans investment strategy of the Fund’s assets.
Each Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Each Adviser is also an indirect, wholly-owned subsidiary of The
Carlyle Group Inc.
The Fund's investment objective is to seek long-term capital appreciation. The Fund opportunistically allocates its assets across a global portfolio of private markets investments (“Private Markets Investments”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private
Markets Investments. Private Markets Investments include, without limitation:
•as part of the Fund's “Direct Investments” strategy, direct investments in individual portfolio companies alongside third party private equity funds (“Underlying Funds”);
•as part of the Fund’s “Secondary Investments” strategy, secondary purchases of interests in Underlying Funds and portfolio companies;
•as part of the Fund’s “Primary Investments” strategy, direct subscriptions for interests in Underlying Funds;
and
•investments in privately placed bank loans and other debt instruments and loans to private companies.
As part of its principal investment strategies, the Fund invests in underlying funds and portfolio companies organized both within and outside of the United States. The Fund invests in broadly syndicated term loans and other fixed income investments in order to manage its cash and liquidity needs while earning an incremental return.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation – The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and therefore applies the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards
Codification (“ASC”) Topic 946, Financial Services - Investment Companies. The consolidated financial statements reflect all adjustments and reclassifications, which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated. The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiaries ("Subsidiaries"). The following is a summary of significant accounting policies used in preparing the consolidated financial statements.
Consolidation of a Subsidiary – The Fund may make investments through its Subsidiaries. Such Subsidiaries will not be registered under the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the
Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.
The consolidated financial statements of the Fund include AlpInvest CAPM Holdings, LLC, AlpInvest Seed Fund GP,
LLC, AlpInvest Seed Fund Limited Partner, LLC, AlpInvest Seed Fund, L.P., and ACP 2022 Marvel Blocker LLC, all
wholly-owned subsidiaries of the Fund.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Use of Estimates – The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Fund believes that these estimates utilized in preparing the consolidated financial statements are reasonable and prudent; however, actual results could differ from these estimates.
Income Taxes – The Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) by complying with the requirements of Subchapter M of the
Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. See Note 9 for additional information.
In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in
Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s consolidated financial statements as of March 31, 2025.
The Fund’s tax year is the 12-month period ending September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.
ACP 2022 Marvel Blocker LLC is treated as a corporation for U.S. federal income tax purposes. U.S. corporations are subject to U.S. federal income tax on their worldwide income and state tax rates will vary by state, if any. ACP 2022
Marvel Blocker LLC files federal, state and local tax returns as required.
With respect to ACP 2022 Marvel Blocker LLC, income taxes are accounted for under the asset and liability method.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Consolidated Statement of Operations in the period that includes the enactment date.
Management has reviewed the Fund’s tax positions for the open tax year and has concluded that as of March 31, 2025, the Fund has a deferred tax liability of $7,065,681 which is included in the consolidated financial statements. At
March 31, 2025, the Fund did not have a deferred tax asset.
The Organization for Economic Co-operation and Development (“OECD”) introduced a 15% global minimum tax under the Pillar Two Global Anti-Base Erosion (“GloBE”) model rules. Several OECD member countries have enacted tax legislation based on certain elements of these rules that became effective on January 1, 2024. Other jurisdictions have announced the intent to implement these rules, but the rules remain subject to significant negotiation, potential change, and phase-in periods.
Management has concluded that the Fund falls outside the scope of the Pillar Two rules but will continue to monitor potential future applicability and changes to these rules.
Cash and Cash Equivalents – Cash and cash equivalents consist of monies held in a non-interest bearing account at
UMB Bank, N.A, who serves as the Fund’s custodian, and money market funds. Such cash, at times, may exceed federally insured limits. The money market funds invest primarily in government issued securities and other short-term, highly liquid instruments. As of March 31, 2025, the Fund had cash equivalents of $216,967,510 (cost of $216,967,510 representing 216,967,510 shares) in money market funds held with UMB Bank, N.A. Institutional Banking Money
Market II. Cash equivalents are classified as Level 1 assets. The Fund is subject to credit risk should a financial institution be unable to fulfill its obligations. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash and cash equivalents held by the Fund.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Valuation – Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with the policies and procedures approved by and under the oversight of the Board. Pursuant to these policies and procedures, AlpInvest, as the Fund's investment adviser, serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to all of the
Fund’s investments, subject to the Board’s oversight.
The Fund values its Private Markets Investments at fair value consistent with the principles of ASC Topic 820, Fair
Value Measurements (“ASC 820”). For Liquid investments that are publicly traded or for which market quotations are available, including broadly syndicated term loans, valuations are generally based on the closing sales prices as of the valuation date. See Note 3 for additional information.
Investment Income – The Fund’s primary sources of income are investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation in the fair value of its portfolio investments. The classification of distributions received, including return of capital, realized gains and dividend income, is based on information received from the investment manager of the Private Markets Investment. The Fund seeks to record income earned from its investments in underlying funds in a manner that most closely follows the character of income as reported by those underlying funds. The change in unrealized appreciation on investments within the Consolidated
Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains and losses, and the undistributed net investment income or loss on investments for the relevant period.
Interest income, including amortization of premium or discount using the effective interest method, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend.
Other income from portfolio investments, which represents operating income from investment partnerships or other flow through entities received by the Fund, is recorded on the date received.
Fund Expenses – The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of Private Markets Investments in which the Fund invests, management fees, fees and expenses associated with the credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (the “Expense Limitation Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis. Closing costs associated with the purchase of Primary,
Secondary and Direct Investments are included in the cost of the investment.
Transfer Agent and Custodian Expenses - SS&C Global Investor & Distribution Solutions, Inc. (the “Transfer Agent”)
serves as the Fund’s transfer agent. Under the Services Agreement with the Fund, the Transfer Agent is responsible for maintaining all shareholder records of the Fund. The Transfer Agent is a wholly-owned subsidiary of SS&C
Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select Market.
UMB Bank, N.A. (“UMB'’) serves as custodian to the Fund. Under a Custody Agreement with the Fund, UMB is responsible for the holding and safekeeping of the Fund's assets.
Shareholders’ Allocation – The Fund currently offers Class A, Class I and Class W shares (See Note 7). Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated to each class of common shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.
Dividends and Distributions – Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.
Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.
Foreign Currency – Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of
Operations.
Recent Accounting Pronouncements – In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic
820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. The Fund does not expect this guidance to impact its consolidated financial statements.
In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280), which improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU
2023-07 is effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. The Fund has adopted ASU 2023-07 effective March 31, 2025 and concluded that the application of this guidance did not have any material impact on its consolidated financial statements. Refer to Note
12, Segment Reporting, to these consolidated financial statements for further information.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures.
The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. The Fund expects that the adoption of the amendments will not have a material impact on its financial statements.
3. FAIR VALUE MEASUREMENTS
The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC
820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity.
ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:
The three-tier hierarchy of inputs is summarized below:
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to assess at the measurement date.
Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.
Level 3 — Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the year ended March 31, 2025, there were transfers of $375,569 into Level 3 and transfers of $246,819 out of Level 3.
Transfers into and out of Level 3 within the broadly syndicated loans were primarily due to decreased or increased price transparency, respectively, and are based on the Fund’s policy to determine the fair value hierarchy utilizing available quoted prices in active markets, the bid-ask spread and the liquidity of the investment.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Underlying Funds – Investments in Underlying Funds are recorded at fair value, using the Underlying Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10.
Investments in Underlying Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of Underlying Funds that the Fund may make investments in include
Primary and Secondary Investments. Primary Investments are investments in newly established private equity funds.
Secondary Investments are investments in existing private equity funds that are acquired in privately negotiated transactions.
The fair value relating to certain underlying investments of these Underlying Funds, for which there is no public market, has been estimated by the respective Underlying Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.
AlpInvest will adjust the fair value provided by the Underlying Funds’ management for subsequent cash flows received from or distributed to the Underlying Funds and for any changes in the market prices of public securities held by the
Underlying Funds and may also apply a market adjustment to reflect the estimated change in the fair value of the
Underlying Funds non-public investments from the date of the most recent net asset value provided by the Underlying
Funds' management.
Direct Investments – The Fund may also make Direct Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside a private equity fund.
AlpInvest determines comparable public companies based on industry, size, developmental stage, strategy, etc., and then calculates a trading multiple for each comparable company identified by dividing the enterprise value of the comparable company by its earnings before interest, taxes, depreciation and amortization (EBITDA). The trading multiple may then be discounted for considerations such as differences between the comparable companies and the subject company based on company specific facts and circumstances. The combined multiple is then applied to the subject company to calculate the value of the subject company.
Broadly Syndicated Loans – The Fund may also make investments in broadly syndicated loans. The broadly syndicated loans are fair valued using pricing services and broker quotes. Pricing for the broadly syndicated loans is provided by the Sub-Adviser who obtains marks from Markit, a third-party pricing service. The Sub-Adviser checks the valuations and determines if price overrides or challenges are needed before final pricing is provided to the Adviser. Accordingly, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.
The following table is a summary of information about the levels within the fair valuation hierarchy at which the Fund’s investments are measured as of March 31, 2025:

Investments	Level 1	Level 2	Level 3	Total
Broadly Syndicated Loans	$—	$18,311,408	$2,700,941	$21,012,349
Cash Equivalents	216,967,510	—	—	216,967,510
Direct Investments	—	—	570,170,020	570,170,020
Total	$216,967,510	$18,311,408	$572,870,961	$808,149,879
The Fund held Primary Investments and Secondary Investments with a fair value of $1,185,067,240, which are excluded from the fair value hierarchy as of March 31, 2025, in accordance with Subtopic 820-10 as investments in
Underlying Funds valued at net asset value, as a “practical expedient'’ are not required to be included in the fair value hierarchy.
The following table shows a reconciliation of Level 3 investments during the period.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

	Broadly Syndicated Loans	Direct Investments
Balance as of March 31, 2024	$246,202	$124,887,058
Transfers into Level 3	375,569	—
Purchases	2,345,443	419,882,236
Distributions	—	—
Net Realized Gains (Losses)	(71)	—
Net Change in Unrealized Appreciation (Depreciation)	(19,383)	25,400,726
Transfers out of Level 3	(246,819)	—
Balance	$2,700,941	$570,170,020
Net Change in Unrealized Appreciation/(Depreciation) on investments held at March 31, 2025	$(19,383)	$25,400,726
A listing of Private Markets Investment types held by the Fund which use unobservable inputs in deriving their valuation, along with related attributes, as of March 31, 2025, are shown in the below table:

Reporting Security Type	Valuation Techniques	Significant Unobservable Inputs	Fair Value as of March 31, 2025	Single Input or Range (Weighted Average by Fair Value)	Impact to Valuation from an Increase in Input (2)
Common Stocks	Comparable Company Multiple	LTM EBITDA Multiple	$166,207,046	5.04x - 33.08x (16.68x)	Increase
Common Stocks	Comparable Company Multiple	LTM EBITDA Multiple Comparable Transaction Multiple	13,409,274	21.70x - 21.70x (21.70x) 22.50x-22.50x (22.50x)	Increase
Common Stocks	Comparable Company Multiple	Forward Revenue Multiple	538,137	1.24x - 1.24x (1.24x)	Increase
Common Stocks	Comparable Company Multiple	Comparable Transaction Multiple	5,230,874	10.32x - 10.32x (10.32x)	Increase
Common Stocks	At Cost	N/A	263,754,276	N/A	N/A
Preferred Stocks	Comparable Company Multiple	LTM EBITDA Multiple	76,755,696	5.04x - 31.08x (13.37x)	Increase
Preferred Stocks	Comparable Company Multiple	LTM Revenue Multiple	2,134,620	7.83x - 7.83x (7.83x)	Increase
Preferred Stocks	At Cost	N/A	30,695,447	N/A	N/A
Convertible Preferred Stocks	Comparable Company Multiple	LTM EBITDA Multiple Comparable Transaction Multiple	3,849,970	18.80x - 18.80x (18.80x) 19.00x - 19.00x (19.00x)	Increase
Shareholder Loan	At Cost	N/A	3,018,947	N/A	N/A
Warrants	Comparable Company Multiple	LTM EBITDA Multiple	4,575,733	10.51x - 10.51x (10.51x)	Increase
Broadly Syndicated Loans	Consensus Pricing	Indicative Quotes	2,700,941	96.50 - 100.00 (99.12)	Increase
Total Level 3 Investments			$572,870,961
(1)The investments were acquired shortly before period end. AlpInvest assessed and considered cost to be the best estimate of fair value.
(2)This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.
4. RELATED PARTY TRANSACTIONS
The Fund entered into an investment management agreement with AlpInvest (the “Investment Management
Agreement”), the Fund’s investment adviser. The Adviser entered into a sub-advisory agreement with the Sub-Adviser.
In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a monthly management fee equal to 1.25% on an annualized basis of the Fund’s net asset value (including assets held in a Subsidiary) as of the last day of the month (the “Management Fee”). For purposes of determining the Management Fee payable to the
Adviser for any month, the net asset value is calculated after any subscriptions but prior to any repurchases occurring in that month and prior to any reduction for any fees and expenses of the Fund for that month, including, without

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
limitation, the Management Fee and the Incentive Fee (as defined below) payable to the Adviser for that month. The
Management Fee is payable in arrears within 30 business days after the end of the month. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment Management Agreement. For the year ended March 31, 2025, the Fund incurred Management Fees of $13,226,507.
At the end of each calendar quarter of the Fund (and at certain other times), the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account
(as defined below) at the start of the relevant period (the “Incentive Fee”). For the purposes of the Incentive Fee, the term “net profits” means (i) the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period.
The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser.
In addition to the fees and expenses to be paid by the Fund under the Investment Management Agreement, AlpInvest provides certain administrative and other services necessary for the Fund to operate pursuant to an administration agreement between the Fund and AlpInvest (the “Administration Agreement”). The Fund reimburses the administrator for its costs, expenses and allocable portion of overhead (including compensation of personnel performing administrative duties) in connection with the services performed for the Fund pursuant to the terms of the
Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party, and the Fund will reimburse the Administrator for any services performed for the Fund by such affiliate or third party. The Administrator has hired ALPS Fund Services, Inc. to serve as sub-administrator to assist in the provision of administrative services.
The sub-administrator receives compensation for its provision of sub-administrative services under a sub-administration agreement; such compensation is paid directly or indirectly by the Fund. For the year ended March 31, 2025, the Fund incurred fund accounting and administration fees of $914,925.
The Adviser and the Fund have entered into an Amended and Restated Expense Limitation Agreement in respect of each of Class A Shares, Class I Shares and Class W Shares under which the Adviser has agreed contractually from
August 1, 2024 through July 31, 2025 to waive its Management Fee as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating and ongoing offering expenses on a monthly basis (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, acquired fund fees and expenses, the Fund’s proportionate share of expenses related to direct investments, litigation and extraordinary expenses, (ii) Incentive Fees and (iii) any distribution fees) in respect of the relevant month exceed 2.25% of the month-end net asset value of such Class (the “
2025 Expense Cap”) (the “Amended and Restated Expense Limitation Agreement”). The Adviser and the Fund
previously entered into an Expense Limitation Agreement in respect of each of Class A Shares, Class I Shares and Class
W Shares under which the Adviser has agreed contractually from July 28, 2023 through July 31, 2024 to waive its
Management Fee and/or reimburse the Fund’s initial organizational and offering costs incurred prior to launch, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating and ongoing offering expenses on a monthly basis (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, acquired fund fees and expenses, the Fund’s proportionate share of expenses related to direct investments, litigation and extraordinary expenses, (ii) Incentive Fees and (iii) any distribution fees) in respect of the relevant month exceed 3.00%
of the month-end net asset value of such Class (the “2024 Expense Cap,” and with the 2025 Expense Cap, the “Expense
Cap”) (the “Original Expense Limitation Agreement”).
In consideration of the Adviser’s agreement to waive its Management Fee (and under the terms of the Original Expense
Limitation Agreement, and reimburse the Fund expenses incurred prior to commencement of operations), the Fund has agreed to repay the Adviser in the amount of any waived Management Fees and Fund expenses reimbursed in respect of each of Class A Shares, Class I Shares and Class W Shares subject to the limitation that a reimbursement (an “Adviser
Recoupment”) will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser; and (ii) the Adviser Recoupment does not

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the
Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap of such Class. The Adviser
Recoupment for a class of Shares will not cause Fund expenses in respect of that class to exceed any Expense Cap in place either (i) at the time of the waiver or (ii) at the time of recoupment. The Amended and Restated Expense
Limitation Agreement will remain in effect from August 1, 2024 through July 31, 2025, unless and until the Board approves its modification or termination. The Adviser Recoupment will survive the termination of the Amended and
Restated Expense Limitation Agreement. For the year ended March 31, 2025, the Adviser did not reimburse fees subject to recoupment.
The Adviser has paid certain expenses on behalf of the Fund, including offering costs, organizational expenses, and other expenses. As of March 31, 2025, the Fund has recorded $105,545 as due to the Adviser in the accompanying
Consolidated Statement of Assets and Liabilities.
TCG Capital Markets L.L.C. (the “Distributor”) serves as the Fund’s principal underwriter and acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Shares are offered for sale through the Distributor at net asset value plus any applicable sales load. The Distributor also may enter into broker-dealer selling agreements with other broker-dealers for the sale and distribution of the Shares.
Related parties owned approximately 6% of the Fund's total outstanding shares as of March 31, 2025. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.
The Fund commenced quarterly repurchase offers for valuation dates December 31, 2024 and March 31, 2025. In connection with the repurchase offers, an affiliate of the Fund, CG Subsidiary Holdings LLC, redeemed 377,074 Class I shares and 1,800,000 Class I shares, respectively, for total considerations of $4,992,459 and $25,578,000, respectively.
These transactions were effected at the NAV price on the Repurchase Pricing Dates, as defined by the quarterly repurchase offers.
5. REVOLVING CREDIT FACILITY
The Fund has a revolving credit agreement, as amended from time to time (the “Credit Facility”), with Barclays Bank
PLC (the “Lender”) that can be increased with the consent of the Lender with at least 12 business days’ prior notice.
The Credit Facility currently permits borrowings up to $225 million and has a scheduled availability period end date that extends by one day each day unless either the Lender has delivered written notice to not extend at which point the commitment terminates 270 days following date of such notice or the Fund has delivered written notice to not extend at which point the commitment terminates 60 days following date of such notice. The final maturity date of the Credit
Facility is March 9, 2028. The purpose of the Credit Facility is to provide working capital to the Fund to manage its liquidity needs, including acting as warehouse financing for the Fund’s acquisition of Private Markets Investments. The
Credit Facility has an interest rate equal to the SOFR plus a 2.90% applicable margin, plus a 0.10% term SOFR credit spread adjustment, per annum and a commitment fee of 1.10% per annum on the average daily unused balance. The
Fund’s borrowing capacity is subject to the ability of the lender to fulfill its respective obligations under the Credit
Facility. As of March 31, 2025, there were no borrowings outstanding. For the year ended March 31, 2025, there were no borrowings and no repayments under the Credit Facility. For the year ended March 31, 2025, expenses charged to the Fund related to the Credit Facility were $1,319,028.
Deferred financing costs include capitalized expenses related to the closing or amendments of the Credit Facility.
Amortization of deferred financing costs for the Credit Facility is computed on the straight-line basis over its term. The
Fund paid and capitalized $60,000, $99,556 and $80,848 of deferred financing costs during the renewal and upsizes of the Credit Facility on March 8, 2024, June 24, 2024 and December 20, 2024, respectively. For the year ended March
31, 2025, amortization of $260,589 is included in the accompanying Consolidated Statement of Operations. As of
March 31, 2025, there are $23,861 of accrued financing costs in the accompanying Consolidated Statement of Assets and Liabilities.
6. OFFERING COSTS
Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter are amortized over a 12-month period using the straight line method. Examples of these costs are registration fees, legal

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
fees, and fees relating to the initial and supplemental registration statement and updates to the registration statement.
These costs will be subject to recoupment in accordance with the Fund's Expense Limitation Agreement, as discussed in
Note 4. As of March 31, 2025, there are $186,872 of deferred offering costs in the accompanying Consolidated
Statement of Assets and Liabilities.
7. CAPITAL SHARE TRANSACTIONS
The Fund offers three separate classes of common shares of beneficial interest (“Shares”) designated as Class A (“Class
A Shares”), Class I (“Class I Shares”) and Class W (“Class W Shares”). All classes of Shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure. The purchase price of the
Shares at the Commencement of Operations was $10.00 per Share. Thereafter, the purchase price per Shares was based on the net asset value (“NAV”) per Share as of the date such Shares were purchased. Fractions of Shares are issued to one one-thousandth of a Share. As of March 31, 2025 outstanding shares of Class A, Class I and Class W were
20,376,249, 109,207,969, and 723, respectively.

	For the Year Ended March 31, 2025
	Proceeds from Sales		Reinvestment of Distributions
	Shares	Dollar Amounts	Shares	Dollar Amounts
Carlyle AlpInvest Private Markets Fund - Class I	75,218,495	$988,472,223	130,753	$1,731,174
Carlyle AlpInvest Private Markets Fund - Class A	20,384,805	$270,293,829	18,508	$243,009
Carlyle AlpInvest Private Markets Fund - Class W	—	$—	—	$—
Increase in Shares and Net Assets	95,603,300	$1,258,766,052	149,261	$1,974,183
The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the
Fund’s then-current net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding month). The minimum initial investment in the Fund by any investor is $50,000 with respect to Class A Shares, Class I Shares and Class W Shares. The minimum additional investment in the Fund by any investor is $10,000, except for additional purchases pursuant to the dividend reinvestment plan. Class
A Shares are sold at the public offering price, which is the net asset value of a Class A Share plus an initial maximum
3.00% sales charge. Class A shares are subject to a 0.50% distribution fee through June 30, 2027, thereafter the distribution fee will increase to 0.75%. Class W Shares are sold at the public offering price, which is the net asset value of a Class W Share plus an initial maximum 2.00% sales charge. Class W shares are subject to a distribution fee of
0.75%. Class I Shares are not subject to any initial sales charge or a distribution fee. The Fund reserves the right to reject any subscription for shares.
No shareholder has the right to require the Fund to repurchase his, her or its shares. To provide a limited degree of liquidity to shareholders, at the sole discretion of the Adviser and subject to the Board’s approval, the Fund may from time to time offer to repurchase shares pursuant to written tenders by shareholders. The Adviser expects that it will recommend to the Board (subject to its discretion) that the Fund offer to repurchase shares from shareholders on a quarterly basis in an amount expected to be approximately 5% of the Fund’s net asset value.
A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares.
During the year ended March 31, 2025, 2,305,395 Class I shares and 3,992 Class A shares were tendered, and no Class
W shares were tendered.
8. INVESTMENT TRANSACTIONS

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the year ended March 31, 2025, total purchases and total sales or paydowns from investments amounted to
$1,230,726,187 and $23,956,725, respectively.
9. FEDERAL AND OTHER TAX INFORMATION
The Fund intends to qualify annually as a RIC under Subchapter M of the Code. To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-
term capital gains in excess of realized net long-term capital losses, if any. The Fund has adopted a tax-year end of
September 30. The Fund’s initial tax year was September 30, 2023. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by
U.S. federal, state, local and foreign jurisdictions, where applicable.
For the tax year ended September 30, 2024, permanent differences between book and tax basis of $1,643,575 are attributable to certain non-deductible expenses for tax purposes and investments in partnerships. These reclassifications have no effect on total NAV or NAV per Share. For the tax year ended September 30, 2024, the following amounts were reclassified:

Paid-in Capital	$(1,643,575)
Total distributable earnings (or loss)	1,643,575
The tax character of Subchapter M distributions for the tax year ended September 30, 2024, were as follows:

	Ordinary Income	Long-Term Capital Gains
2023	$—	$500,001
2024	$—	$2,250,000
For the tax year ended September 30, 2024, the Fund’s tax components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$—
Accumulated capital gains (losses)	538,076
Unrealized appreciation (depreciation)	128,128,625
Late year loss deferrals	(11,342,705)
Total distributable earnings	$117,323,996
As of March 31, 2025, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Gross unrealized appreciation	$325,939,955
Gross unrealized depreciation	(33,652,958)
Net unrealized appreciation	$292,286,997
Tax costs of investments	$1,483,472,299
Consolidation of Subsidiary: The consolidated financial statements of the Fund include AlpInvest CAPM Holdings,
LLC, AlpInvest Seed Fund GP, LLC, AlpInvest Seed Fund Limited Partner, LLC, AlpInvest Seed Fund, L.P., and ACP
2022 Marvel Blocker LLC, all wholly-owned subsidiaries of the Fund. ACP 2022 Marvel Blocker LLC has the same investment objective as the Fund. ACP 2022 Marvel Blocker LLC is taxed as a corporation and used when the Fund has determined that owning certain investment funds within a domestic limited liability company structure would not be beneficial. As of March 31, 2025, the total value of investment held by the ACP 2022 Marvel Blocker LLC is
$275,346,896, or approximately 14.97%, of the Fund’s net assets.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
ACP 2022 Marvel Blocker LLC has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes through the establishment of a deferred tax asset or liability.
The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent ACP 2022 Marvel Blocker LLC has a deferred tax asset, consideration is given to whether or not a valuation allowance is required.
For the period ended March 31, 2025, ACP 2022 Marvel Blocker LLC recorded a $26,383 provision for income tax expense. For the period ended March 31, 2025, there is a change in the deferred portion of the income tax benefit/
(expense) included in the Consolidated Statement of Operations of $(5,617,747). As of March 31, 2025, ACP 2022
Marvel Blocker LLC has a deferred tax liability of $7,065,681 due to estimated future tax expense pertaining to unrealized gains and no deferred tax asset.
Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses as of March 31, 2025. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2025, the Fund did not incur any interest or penalties. The Fund’s tax return filed for the year ended September 30, 2023, can be subject to examination by the Internal Revenue Service.
The March 31, 2025, book cost has been adjusted for book/tax basis differences. The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to investments in partnerships.
10. RISK FACTORS
Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on their investment or that a shareholder may lose part or all of their investment. Before making an investment decision, a prospective shareholder should (i) consider the suitability of this investment with respect to the shareholder’s investment objectives and personal situation and (ii) consider factors such as the shareholder’s personal net worth, income, age, risk tolerance and liquidity needs.
Below is a summary of some of the principal risks of investing in the Fund. Shareholders should consider carefully the following principal risks before investing in the Fund:
Illiquidity of the Shares – Unlike many closed-end funds, the Shares will not be listed on any securities exchange.
Although the Adviser expects that it will recommend to the Board that the Fund offer to repurchase shares from shareholders on a quarterly basis in an amount expected to be approximately 5% of the Fund’s net asset value, no assurances can be given that the Fund will do so. Additionally, there is no guarantee that an investor will be able to sell all of the Shares in a repurchase offer that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.
Limited Operating History – The Fund has a limited operating history upon which potential investors can evaluate its performance. Therefore, its operating expenses may be significant and typically higher than expenses of similarly situated established funds.
Highly Competitive Market – The activity of identifying, completing and realizing upon attractive investments is highly competitive and involves a high degree of uncertainty. The Fund will be competing for investments with other private equity investors having similar investment objectives. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Potential for Limited Investment Opportunities – There can be no assurance that the Fund will be able to identify, structure, complete and realize upon investments that satisfy its investment objective, or that it will be able to fully invest its offering proceeds.
Management Risk – The Adviser cannot provide any assurance that it will be able to choose, make or realize investments in any particular investment, asset or portfolio. There can be no assurance that investments effected through the Fund will be able to generate returns or that the returns will be commensurate with the risks of investing in the type of transactions described herein.
Direct Investments Risks – The market for Direct Investments may be very limited and the Direct Investments to which the Fund wishes to allocate capital may not be available at any given time. Direct Investments may be heavily negotiated and may incur additional transactions costs for the Fund. Direct Investments are more concentrated than investments in Underlying Funds, which hold multiple portfolio companies. There is a risk that a sponsor of an
Underlying Fund may choose not to make the most attractive Direct Investments available to the Fund and may instead reserve such investments for higher fee funds or its own accounts.
Secondary Investments Risks – The Fund may acquire Secondary Investments from existing investors in such
Secondary Investments, but also in certain cases from the issuers of such interests or other third parties. In many cases, the economic, financial and other information available to and utilized by the Adviser in selecting and structuring
Secondary Investments may be incomplete or unreliable. The Fund will also not have the opportunity to negotiate the terms of the Secondary Investments, including any special rights or privileges.
Primary Investments Risks – The Fund’s interest in Primary Investments will consist primarily of capital commitments to, and investments in, private investment funds managed by sponsors unaffiliated with the Fund or the
Advisers. Identifying, selecting and investing in Primary Investments involves a high level of risk and uncertainty. The underlying investments made by Primary Investments may involve highly speculative investment techniques, including extremely high leverage, highly concentrated portfolios, workouts and startups, control positions and illiquid investments.
Portfolio Companies Risks – The portfolio companies in which the Fund invests, either directly or indirectly through an Underlying Fund, may involve a high degree of business and financial risk. Portfolio companies may be in early stages of development, may have operating losses or significant variations in operating results and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Portfolio companies may also include companies that are experiencing or are expected to experience financial difficulties, which may never be overcome. In addition, they may have weak financial conditions and may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive positions.
Underlying Fund Risks – Investments in Underlying Funds entail a variety of risks. Sponsors of Underlying Funds may invest such funds’ assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Underlying Funds that may be denominated in non-U.S. currencies, thereby exposing the
Fund to various risks that may not be applicable to U.S. securities. A sponsor of an Underlying Fund may focus on a particular industry or sector (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A sponsor of an Underlying Fund may also focus on a particular country or geographic region, which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.
An Underlying Fund’s assets may be invested in a limited number of securities or portfolio companies which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in a larger number of securities. An Underlying Fund’s investments, depending upon strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.
Fund shareholders will bear two layers of fees and expenses: asset-based fees, incentive fees and expenses at the Fund level, and asset-based fees, carried interests, incentive allocations or fees and expenses at the Underlying Fund level. In

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
addition, to the extent that the Fund invests in an Underlying Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees.
“Cash Drag” Risk – The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The Fund will generally not contribute the full amount of its commitment to an Underlying Fund at the time of its admission to the
Underlying Fund. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Underlying Funds. In addition, Underlying Funds may not call all the capital committed to them. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.
“Over-Commitment” Risk – In order to help ensure that a greater amount of the Fund’s capital is invested, the Fund expects to pursue an “over-commitment” strategy whereby it commits more than its available capital. However, pursuing such a strategy presents risks to the Fund, including the risk that the Fund is unable to fund capital contributions when due, pay for repurchases of Shares tendered by shareholders or meet expenses generally. If the Fund defaults on its commitment to an Underlying Fund or fails to satisfy capital calls to an Underlying Fund in a timely manner then, generally, it will be subject to significant penalties, possibly including the complete forfeiture of the
Fund’s investment in the Underlying Fund. Any failure (or potential failure) by the Fund to make timely capital contributions in respect of its commitments may also (i) impair the ability of the Fund to pursue its investment program,
(ii) force the Fund to borrow through a credit facility or other arrangements (which would impose interest and other costs on the Fund), or (iii) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).
Risks of Liquidity Management Strategy – The Fund invests in broadly syndicated term loans and other fixed income investments in order to manage its cash and liquidity needs while earning an incremental return. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of broadly syndicated term loans and similar investments at a price and time that the Adviser deems advantageous may be severely impaired, which may impair its ability to dispose of investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. To the extent the Fund obtains exposure to these investments through exchange-traded funds and other pooled vehicles, the Fund will bear its share of the expenses of such funds. The Fund’s liquidity management strategy involves more risk than investing solely in cash and cash equivalents.
Private Markets Investments – The Fund is subject to, and indirectly invests in Underlying Funds and Direct
Investments that are subject to, risks associated with legal and regulatory changes applicable to private equity funds.
Valuation Risk – The value of the Fund’s investments will be difficult to ascertain, and the valuations determined in respect of investments in the Underlying Funds and other private markets investments, including Direct Investments, will likely vary from the amounts the Fund would receive upon withdrawal from or disposition of its investments.
Similarly, the valuations determined by the Fund are likely to differ, potentially substantially, from the valuations determined by other market participants for the same or similar investments. The Fund’s investments in Underlying
Funds will be priced in the absence of a readily available market and may be valued in significant part based on determinations of fair value provided by an investment’s sponsor, which may prove to be inaccurate. Neither the
Adviser nor the Board will be able to confirm independently the accuracy of such valuations (which are unaudited, except at year-end). With respect to the valuations of Underlying Funds, this risk is exacerbated to the extent that
Underlying Funds generally provide valuations only on a quarterly basis, and such valuations may incorporate inputs that are up to several months old, whereas the Fund will provide valuations, and will issue Shares, on a monthly basis.
This means that the Underlying Fund information used by the Fund to issue and repurchase shares will typically be several months old when used by the Fund. Because of this, the Fund’s net asset value for financial reporting purposes may differ from the net asset value used to process subscription and repurchase transactions as of the same date. To the extent that the Fund does not receive timely or accurate information from the Underlying Funds regarding their valuations, the Fund’s ability to accurately calculate its net asset value may be further impaired. Additionally, any adjustments the Fund makes to valuations received from an Underlying Fund to reflect timing differences or other factors may result in such investment’s fair value differing from the value ultimately realized by the Fund.
Fixed-Income Securities Risks – Fixed income securities risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Cash and Cash Equivalents – The Fund may maintain a sizeable cash position in anticipation of funding capital calls.
As a result, the Fund generally will not contribute the full amount of its commitment to an Underlying Fund at the time of its admission to the Underlying Fund. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Underlying Fund. The overall impact on performance due to holding a portion of the investment portfolio in cash, cash equivalents and other fixed-income investments could be negative.
Market Disruption and Geopolitical Risk – The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests. The Fund is subject to the risk that war, geopolitical tensions, such as a deterioration in the bilateral relationship between the U.S. and China or conflicts, such as those in the middle east and between Russia and Ukraine, terrorism, natural and environmental disasters, such as, for example, the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, systemic market dislocations and other geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of the Fund’s investments. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems.
Additionally, the Fund is exposed to the risk of trade disputes, tariffs, sanctions, embargoes and other protectionist or retaliatory measures that may be imposed by the US or other countries, which could adversely affect global trade, economic activity and market confidence. Trade conflicts may also escalate into military or diplomatic confrontations, which could further increase market volatility and geopolitical risk. The Fund may not be able to anticipate or effectively manage the impact of these events, which could result in losses to the Fund.
Leverage; Borrowings Risk – The Fund may borrow money, which magnifies the potential for gain or loss on amounts invested, subjects the Fund to certain covenants with which it must comply and may increase the risk of investing with the Fund.
Risks Relating to Fund’s RIC Status – To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status. The Fund’s ability to satisfy the foregoing tax requirements will generally depend in large part on the activities of, and information provided by, the
Underlying Funds, which the Fund does not control. In addition, the Fund is generally required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the Underlying
Funds. The risks of not receiving timely or accurate information from the Underlying Funds include failing to satisfy the RIC qualification tests and incurring excise tax on undistributed income and gain.
11. COMMITMENTS AND CONTINGENCIES
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
As of March 31, 2025, the Fund had unfunded capital commitments to the Private Markets Investments totaling
$43,869,685 for Direct Investments, $128,492,535 for Primary Investments and $501,359,093 for Secondary
Investments.
12. SEGMENT REPORTING
The Fund operates through a single operating and reporting segment with an investment objective to seek long-term capital appreciation. The Fund opportunistically allocates its assets across a global portfolio of Private Markets
Investments. The chief operating decision maker (“CODM”) is the Fund’s President. The CODM assesses the performance of the Fund and makes operating decisions on a consolidated basis, primarily based on the Fund’s Net
Increase in Net Assets Resulting Attributable to Common Shares from Operations (“Net Income”) as reported on the accompanying Consolidated Statement of Operations. The CODM utilizes Net Income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders, implementing investment policy decisions,

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
strategic initiatives, and managing and assessing the Fund’s portfolio. The CODM assesses performance for the segment and determines how to allocate resources based on Net Income. As the Fund’s operations are comprised of a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and
Liabilities as Total Assets and the significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
13. SUBSEQUENT EVENTS
Subsequent events after March 31, 2025, have been evaluated through the date the consolidated financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these consolidated financial statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
Carlyle AlpInvest Private Markets Fund (the “Fund”) operates under the dividend reinvestment plan (“DRP”)
administered by SS&C Global Investor & Distribution Solutions, Inc. as the Fund’s transfer agent (the “Transfer
Agent”). Pursuant to the DRP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of common shares of beneficial interest of the Fund (“Shares”).
The Fund’s shareholders (the “Shareholders”) automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRP by written instructions to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent at least 5 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRP. Under the DRP, the
Fund’s distribution to Shareholders are automatically reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, the Transfer Agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share.
The Transfer Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each
Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRP, the Transfer Agent will administer the DRP on the basis of the number of
Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP.
Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions.
The Fund reserves the right to amend or terminate the DRP upon 90 days notice to Shareholders. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.
A Shareholder holding Shares that participate in the DRP in a brokerage account may not be able to transfer the
Shares to another broker and continue to participate in the DRP.
All correspondence concerning the DRP should be directed to the Transfer Agent at Carlyle AlpInvest Private
Markets Fund, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street, Suite 219537, Kansas
City, MO 64105-1407. Certain transactions can be performed by calling the toll free number (844) 417-4186.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
MANAGEMENT OF THE FUND

NAME AND YEAR OF BIRTH (1),(2)	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIP S HELD BY TRUSTEE
INTERESTED TRUSTEES
Joseph O'Connor (1981)	Trustee; Chair of the Board; President; Principal Executive Officer	Since February 2023	Managing Director (2019 to present), Principal (2015 to 2019), involved with the Carlyle Group since 2008.	1	None
INDEPENDENT TRUSTEES
Victoria Ivashina (1974)	Trustee; Nominating and Governance Committee Chair	Since Inception	Professor of Finance Harvard Business School (2015 to present); on Harvard Business School faculty since 2006.	1	None
Marc B. Moyers (1955)	Trustee; Audit Committee Chair	Since Inception	Clinical Professor of Accounting, College of William & Mary (2018 to present); Partner, KPMG (1986 to 2015).	1	None
David Sylvester (1956)	Trustee; Independent Trustee Committee Chair	Since Inception	Partner, 3rd Gen Law Group LLP (2012 to present); Partner, WilmerHale (1989 to 2005)	1	None
(1)Each Trustee serves an indefinite term until his or her successor is elected.
(2)The business address for each Trustee is One Vanderbilt Avenue, Suite 3400, New York, New York 10017.
In addition to Mr. O’Connor, other officers of the Fund are shown below:

NAME AND YEAR OF BIRTH (1)	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Parker Hooper (1985)	Treasurer; Principal Financial Officer	Since Inception	Principal and Regulated Funds Controller, AlpInvest Partners (2022 to present); Vice President (2019 to 2022), Senior Accounting Manager (2017 to 2022), Sixth Street Partners.
Cameron Fairall (1977)	Secretary; Chief Legal Officer	Since Inception	Managing Director, The Carlyle Group and Chief Compliance Officer, AlpInvest Partners (2011 to present).
Jennifer Juste (1980)	Chief Compliance Officer	Since November 2023
Principal and Regulated Funds Attorney (2022 to Present);
Natixis Investment Managers 2019-2022 (Deputy Chief
Compliance Officer/Deputy General Counsel Mirova US LLC
2020-2022 and Chief Compliance Officer/ General Counsel
Ostrum US LLC 2019-2020).

Elizabeth Pelgrift (1989)	Assistant Secretary; Anti- Money Laundering Compliance Officer	Since Inception	Compliance Officer, The Carlyle Group (2014 to present).
(1)The business address for each Officer is One Vanderbilt Avenue, Suite 3400, New York, New York 10017.
The Fund’s Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request, by calling (844) 417-4186 or by referring to the SEC's website at
https://www.sec.gov.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
PRIVACY POLICY (UNAUDITED)
As a Carlyle AlpInvest Private Markets Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•The Subscription Agreement and other applications and forms.
•Your transactions with us, our affiliates or others.
Protection of Information
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out”
of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
Who We Are
This notice describes the privacy policy of the Carlyle AlpInvest Private Markets Fund. This notice was last updated as of December 19, 2022. In the event it is updated or changed, we will post an updated notice on our website at
www.carlyle.com/capm. If you have any questions about this privacy policy write to us at PO Box 219537 Kansas
City, MO 64121-9537, or call us at 844-417-4186.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
In early 2025, if applicable, shareholders of record received information regarding a distribution paid to them by the
Fund during calendar year 2024.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the
Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
ADDITIONAL INFORMATION
PROXY VOTING POLICY
Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling (844) 417-4186 or by referring to the SEC's website at
https://www.sec.gov.
PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at https://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-
PORT is available without charge, upon request, by calling (844) 417-4186.

Item 2.	Code of Ethics.
(a)As of the end of the period covered by this report, Carlyle AlpInvest Private Markets Fund (the “Fund” or
“Registrant”) has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)During the period covered by this report, there have not been any amendments to the provisions of the
Code of Ethics.
(d)During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)Not applicable.
(f)The Registrant's Code of Ethics is incorporated by reference. See Item 19(a)(1).

Item 3.	Audit Committee Financial Expert.
(a)(1)The Board of Trustees (the “Board”) of the Registrant has determined that the Registrant has at least one
Audit Committee Financial Expert serving on its audit committee (the “Audit Committee”).
(a)(2)The Board of the Registrant has designated Mr. Marc B. Moyers as the Registrant’s Audit Committee
Financial Expert. Marc B. Moyers is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.
(a)(3)Not applicable.

Item 4.	Principal Accountant Fees and Services.
(a)Audit Fees: For the years ended March 31, 2025, and March 31, 2024, the Registrant’s aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $213,131 and $282,100, respectively.
(b)Audit-Related Fees: For the years ended March 31, 2025, and March 31, 2024, no fees were billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4.
(c)Tax Fees: For the years ended March 31, 2025, and March 31, 2024, the aggregate fees billed for professional services rendered by the Fund’s tax adviser, PricewaterhouseCoopers LLP, for tax compliance, tax advice and tax planning, which were comprised of the preparation of federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, were $63,865 and $88,283, respectively.
(d)All Other Fees: For the years ended March 31, 2025, and March 31, 2024, no fees were billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4.
(e)(1)The Audit Committee has adopted, and the Board has approved, pre-approval policies and procedures, which are intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund.
The Audit Committee must pre-approve the audit and non-audit services of the auditors prior to the auditor’s engagement.
(2)No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)During the audit of Registrant's financial statements for the reporting period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.
(g)For the years ended March 31, 2025, and March 31, 2024, no fees were billed for services by the
Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.
(h)The Audit Committee and Board have considered whether the provision of non-audit services to the
Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-
approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.
(i)Not applicable.
(j)Not applicable.

Item 5.	Audit Committee of Listed Registrants.
Not applicable to the Registrant.

Item 6.	Investments
(a) The Consolidated Schedule of Investments is included as part of the Report to Shareholders filed under Item 1(a)
of this report.
(b) Not applicable to the Registrant.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.
(a) Not applicable to closed-end investment companies.
(b) Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.
Not applicable for this annual report.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund has delegated its proxy voting responsibility to the adviser. The proxy voting policies and procedures of the adviser are set forth below. These guidelines are reviewed periodically by the adviser and the independent trustees, and, accordingly, are subject to change.
An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the adviser recognizes that it must vote portfolio securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
The adviser will vote proxies relating to the Fund’s portfolio securities in what it perceives to be the best interest of the Fund’s shareholders. The adviser will review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by the Fund. Although the adviser will generally vote against proposals that may have a negative impact on the Fund’s portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
The adviser’s proxy voting decisions are made by its investment committee. To ensure that the vote is not the product of a conflict of interest, the adviser will require that: (1) anyone involved in the decision making process disclose to the adviser’s investment committee, and independent trustees, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at Carlyle AlpInvest Private Markets Fund, c/o SS&C Global Investor & Distribution Solutions,
Inc., 430 W 7th Street, Suite 219537, Kansas City, MO 64105-1407, or (ii) by visiting the SEC’s website at http://
www.sec.gov.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of the date of filing this report, the personnel of the investment adviser who currently have primary responsibility for the management of the Registrant (the “Portfolio Managers”) are:
Joseph O’Connor
Mr. O’Connor is an interested Trustee, the Chair of the Board and the President and Principal Executive Officer of
the Fund. He has been a Portfolio Manager since its inception. Mr. O’Connor is a Managing Director in the Primary
Fund Investments team focusing on U.S. transactions and also serves on the firm’s Investment Committee. He joined AlpInvest Partners in 2008 from Cambridge Associates, where he was a Senior Associate in the U.S. private equity research team covering U.S. buyout, distressed and private credit GPs. Mr. O’Connor received a BS in
Business Administration from Northeastern University and is a CFA ® Charterholder. He represents AlpInvest
Partners on a number of advisory boards of fund partnerships.
Sid Murdeshwar
Mr. Murdeshwar became a Portfolio Manager in February 2023. He is a Managing Director in the Co-Investment
team where he is responsible for transactions in North America. Mr. Murdeshwar joined AlpInvest Partners in 2012 from Wafra Partners, where he was a Vice President in the private equity group based in New York. Mr.
Murdeshwar received a BS in Finance and Information Services from the Stern School of Business at New York
University and an MS in Accounting from the McIntire School of Commerce at the University of Virginia, and is a
licensed CPA in the state of New York.
Eric Anton
Mr. Anton became a portfolio manager of the Fund in February 2024. He is a Managing Director in the Secondary
and Portfolio Finance team where he is responsible for transactions in North America. Mr. Anton joined AlpInvest
Partners in 2011 from Jefferies, where he was an investment banker focused on healthcare. Prior to Jefferies, Mr.
Anton was with Ziegler, where he focused on M&A. Mr. Anton received a B.A. from Colgate University. He represents AlpInvest Partners on a number of advisory boards of fund partnerships.
Matthew Romanczuk
Mr. Romanczuk became a portfolio manager of the Fund in February 2024. He is a Managing Director in the
Secondary and Portfolio Finance team where he is responsible for transactions in North America. Mr. Romanczuk joined AlpInvest Partners in 2011 from Peter J. Solomon Company, where he was an investment banking analyst focused on M&A. Mr. Romanczuk received an A.B. in Economics, magna cum laude, from Harvard University. He represents AlpInvest Partners on a number of advisory boards of fund partnerships.
(a)(2)  In addition to the Fund, the Portfolio Managers manage, or are affiliated with, other accounts, including other pooled investment vehicles. The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts, as of March 31,
2025. The accounts included within the categories “other pooled investment vehicles” and “other accounts” consist of accounts that invest primarily in U.S. primary fund investments.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts (1)	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph O'Connor	0	$—	41	$11,766,051,639	4	$17,835,923,895
Sid Murdeshwar	0	$—	58	$29,019,373,814	5	$18,300,901,427
Eric Anton	0	$—	100	$40,587,081,445	16	$21,059,748,951
Matthew Romanczuk	0	$—	100	$40,587,081,445	16	$21,059,748,951
(1)Does not include Fund.
The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, as of March 31, 2025. The accounts included within the categories “other pooled investment vehicles” and “other accounts” consist of accounts that invest primarily in U.S. primary fund investments.

	Registered Investment Companies for which AlpInvest receives a performance-based fee		Other Pooled Investment Vehicles managed for which AlpInvest receives a performance-based fee		Other Accounts managed for which AlpInvest receives a performance- based fee
Portfolio Manager	Number of Accounts (1)	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph O'Connor	0	$—	25	$9,065,417,858	3	$17,301,295,433
Sid Murdeshwar	0	$—	56	$28,983,612,924	5	$18,300,901,427
Eric Anton	0	$—	69	$37,591,927,434	5	$18,300,901,427
Matthew Romanczuk	0	$—	69	$37,591,927,434	5	$18,300,901,427
(1)Does not include Fund.
Conflicts of Interest
The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner.
To this end, the adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
(a)(3) Portfolio Manager Compensation
The discussion below describes the Portfolio Managers’ compensation as of March 31, 2025.
Compensation packages at the firm are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary and a discretionary, performance-
driven annual bonus. Certain key individuals may also receive a long-term incentive award and/or a performance fee award. As part of the firm’s continuing effort to monitor retention, the adviser participates in annual compensation surveys of investment management firms and subsidiaries to ensure that the adviser’s compensation is competitive with industry standards. The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints. Portfolio Managers may receive a yearly bonus.
Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a Portfolio Manager, ii) financial performance of the adviser, iii) client satisfaction, and iv) teamwork.
Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles restricted stock.
(a)(4) Disclosure of Securities Ownership
The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant as of March 31, 2025:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Joseph O'Connor	None
Sid Murdeshwar	None
Eric Anton	None
Matthew Romanczuk	None
(b) Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable to the Registrant.

Item 15.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the Registrant’s shareholders may recommend nominees to the Board that would require disclosure herein.

Item 16.	Controls and Procedures.
(a)The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this Form N-CSR that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule
30a-3(d) under 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.
(a) Not applicable to the Registrant.
(b) Not applicable to the Registrant.

Item 18.	Recovery of Erroneously Awarded Compensation.
Not applicable.

Item 19.	Exhibits.
(a)(1)  The Registrant's Code of Ethics is incorporated by reference to the Registrant's Form N-CSR filed June 7,
2023
(a)(2)Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17
CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not applicable.
(a)(3)  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.
(a)(4)Not applicable.
(a)(5)Not applicable.
(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes Oxley Act of
2002 are attached hereto.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
By:/s/ Joseph O’Connor
Joseph O’Connor
President (Principal Executive Officer)
Date:June 9, 2025
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:/s/ Joseph O’Connor
Joseph O’Connor
President (Principal Executive Officer)
Date: June 9, 2025
By:/s/ Parker Hooper
Parker Hooper
Treasurer (Principal Financial Officer)
Date:June 9, 2025